October 29, 2015 The Next Horizon

1 SUPERIOR RETURNS Deliver superior risk-adjusted total shareholder returns 2 CAPITAL ALLOCATION Prudently allocate capital to opportunistically extend global campus footprint 3 PRODUCT OFFERINGS Drive higher returns on the asset base by diversifying product offerings 4 OPERATING EFFICIENCIES Achieve operating efficiencies to accelerate growth in cash flow and value per share Our Focus Our philosophy is to deliver superior returns to our shareholders by capitalizing on our core competencies and tailoring them to meet the ever growing and evolving data center needs of our customers The Next Horizon Three-Year Guideposts 2

• Led the human resources and organizational integration for the merger between American Airlines and US Airways • Key leadership role in Avaya's acquisition and integration of the Nortel Enterprise business • Led the staffing integration team and senior executive assimilation team as a part of Sun Microsystems' acquisition of StorageTek Telx Integration Update Minimizing Disruption in 2015, Targeting Growth in 2016 3  Established combined senior- level organizational structure  Will initially operate as a standalone line of business  Develop common culture and integrated delivery team Retain top talent People  Execute on existing sales plans  Lease-up existing vacancy in Telx portfolio with unified products  Capitalize on cross-selling opportunities across the portfolio Protect and grow revenue Revenue  One commercial relationship: one billing system, one contract, one customer portal  Integrate IT systems and streamline business processes Integrate platforms and infrastructure Operating Efficiencies Objectives of Integration  Execution of synergy plan underway, with cost synergies expected to be finalized by year- end 2015 and realized in 2016 $15 million in estimated cost synergies Synergies • More than 25 years of enterprise-wide business and technology experience, including leadership roles at Rovi, Ericsson, Align Technology, and Applied Materials • Experience managing large acquisition integrations, most recently at Ericsson • Will be managing integration roadmap activities to ensure an efficient transition of Telx into Digital Realty Phase II Integration Leaders MICHAEL HENRY CHIEF INFORMATION OFFICER CINDY FIEDELMAN INTERIM GLOBAL HEAD OF HUMAN RESOURCES

Concluding Capital Recycling Initiative Redeploying Accretively, Enhancing Portfolio Quality 4 2 3 4 7 5 6 Property Square Feet (1) Occupancy (2) Kato & Page 199,352 100% Gold Camp 63,791 100% 900 Walnut 112,266 94.6% 210 Tucker 336,047 65.1% 1807 Michael Faraday 19,237 100% 251 Exchange 70,982 100% 200 Quannapowitt 211,095 85.9 1 2 3 4 5 6 7  One property under contract  Six additional properties in contract negotiations 1 Note: As of September 30, 2015. 1) Includes Net Rentable Square Feet, Space Under Active Development and Space Held for Development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area. 2) Occupancy figures exclude square footage for Space Held for Development.

2015 Year-to-Date Leasing Activity (1) (2) Customer Concentration Consistent with Strategy 5 Note: Represents leases signed in metro areas listed above as of September 30, 2015. Represents annualized GAAP base rent. 1) Includes signings for new and re-leased space. 2) GAAP rental revenues include total rent for new leases and expansion. Boston $0.9 $0.0 $0.3 $0.4 Chicago $14.3 -- $0.1 $0.2 Dallas $20.3 -- $0.1 $0.6 Houston $0.0 -- $0.0 $0.6 Northern Virginia $18.8 $5.0 $1.2 $0.0 New York Metro -- $0.2 -- $1.0 Phoenix $0.8 $0.7 $0.0 $4.0 Silicon Valley $0.3 -- $2.8 $0.7 SMACC Financial IT Other($ in millions)

U.S. Major Market Data Center Supply (1)

Supply and Demand Roughly in Equilibrium



in megawatts
3Q15
Current Supply
New Construction
Sublease Availablility
DLR Inventory (2)
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley



in megawatts
2Q15
Current Supply
New Construction
Sublease Availablility
DLR Inventory (2)
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley

1) Based on Digital Realty internal estimates.
2) Represents Digital Realty's available finished data center space and available active data center construction.

6

Decelerating Global Economic Growth Outlook

Data Center Demand Drivers a Bright Spot

		LAST TIME DEPARTED	PRESENT TIME	DESTINATION TIME	
		MONTH JUL / DAY 30 / YEAR 2015	MONTH OCT / DAY 23 / YEAR 2015	YEAR 2015E	YEAR 2016E
MACROECONOMIC	Global GDP Growth Forecast (1)	2015E: 3.3%	2015E: 3.1%	3.1%	3.6%
	U.S. GDP Growth Forecast (1)	2015E: 2.5%	2015E: 2.6%	2.6%	2.8%
	U.S. Unemployment Rate (2)	5.4%	5.2%	5.3%	4.9%
	Crude Oil ($/barrel) (3)	$49	$44	$45	$49
INTEREST RATES	One-Month Libor (USD) (2)	0.19%	0.19%	0.32%	0.81%
	10-Yr U.S. Treasury Yield (2)	2.3%	2.1%	2.3%	2.9%
EQUITY MARKETS	S&P 500 (2)	2,109 (YTD 2.4%); P/E: 18.7x	2,075 (YTD 0.8%); P/E: 18.4x	17.6x	16.1x
	NASDAQ (2)	5,129 (YTD 8.3%); P/E: 28.7x	5,032 (YTD 6.2%); P/E: 28.6x	22.0x	19.1x
	RMZ (2)	1,078 (YTD -3.5%); Avg. FFO Multiple: 16.4x	1,110 (YTD -0.7%); Avg. FFO Multiple: 16.4x	16.4x	15.3x
INDUSTRY	IT Spending Growth Worldwide (4)	2015E: 2.5%	2015E: 2.5%	2.5%	1.8%
	Server Shipment Worldwide (5)	2015E: 5.4%	2015E: 8.7%	8.7%	2.9%
	Global Data Center to Data Center IP Traffic (6)	29% *CAGR 2013 – 2018E*	25% *CAGR 2014 – 2019E*	25% *CAGR 2014 – 2019E*	
	Global Cloud IP Traffic (6)	32% *CAGR 2013 – 2018E*	33% *CAGR 2014 – 2019E*	33% *CAGR 2014 – 2019E*	

1) IMF World Economic Outlook - October 2015.
2) Bloomberg - October 2015.
3) Bloomberg WTI Cushing Crude Oil Spot Price - October 2015.
4) Gartner: IT Spending, Worldwide, 3Q15; server shipment data is reflected in constant-currency terms.
5) Gartner: Servers Forecast Worldwide, 2Q15 / June. 2015 and 3Q15 / September 2015.
6) Cisco Global Cloud Index: Forecast and Methodology, 2014-2019 - October 2015.

7

Financial Results

2007 2008 2009 2010 2011 2012 2013 2014 2015 – $20 $40 $60 $80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Historical Lease Signings Annualized GAAP Base Rent (2) Sustained Leasing Momentum Driving Improved Returns Note: Leasing detail by product type represents leases signed in the third quarter of 2015. 1) Includes signings for new and re-leased space. 2) GAAP rental revenues include total rent for new leases and expansion. $ in millions 9 Product Type Total s.f. Signed (1) Annualized GAAP Base Rent / s.f. (2) Annualized GAAP Base Rent (2) Turn-Key Flex® 159,208 $186 $29.6 million Powered Base Building® – – – Custom Solutions – – – Colocation 11,784 $239 $2.8 million Non-Technical 8,533 $27 $0.2 million Total 179,525 $182 $32.6 million

Backlog Sets the Stage for Future Growth Healthy Balance between Lag + Available Inventory Note: Amounts shown represent GAAP annualized base rent from signed but not yet commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 1) Expected commencement timing at time of signing. months$ in millions $ in millions 10 $70 $17.0 $52.1 $17 $35 $17 $ $40 $80 4Q15 2016 2017+ Total Backlog 5 5 6 4 18 12 5 5 6 7 6 6 4 3 5 - 7 14 21 $0 $20 $40 $60 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Custom Solutions Turn-Key Other Sign-to-Commencement Gap (Months) Backlog Commencement - Timing (1) Annualized GAAP Base Rent

Note: Represents Turn-Key Flex® and Powered Base Building® leases signed during the quarter ended 9/30/15. Rental rate changes on renewals are calculated as the cash rent from new leases divided by the cash rent from expiring leases, minus one. Cycling Through Peak Vintage Renewals Approaching Mark-to-Market Inflection Point 11  Signed renewal leases representing $18 million of annualized GAAP rental revenue  Rental rates on renewals increased by 4% on a cash basis and increased by 11% on a GAAP basis for total data center space 11% GAAP Rent Change 4% Cash Rent Change 8% GAAP Rent Change 3% Cash Rent Change 22% GAAP Rent Change 5% Cash Rent Change  Renewed 85,000 square feet of Turn-Key Flex® data centers at a rental rate increase of 3% on a cash basis and 8% on a GAAP basis  Renewed 182,000 square feet of Powered Base Building® data centers at a rental rate increase of 5% on a cash basis and 22% on a GAAP basis Total Data Center Turn-Key Flex® Powered Base Building®

3Q15 Core FFO/sh Five Cents Ahead of the Street Proactive Portfolio Management + Leasing Drove Beat $1.32 $0.02 $0.02 $0.01 $1.27 $1.00 $1.10 $1.20 $1.30 3Q15 Core FFO - Consensus Property Tax Refunds FX Impact Early Commencements + Delayed Asset Sales 3Q15 Core FFO - Actual Core FFO per share 1) Based on FactSet consensus estimate as of September 30, 2015. 2) Core FFO is a non-GAAP financial measure. For a description of Core FFO and a reconciliation to net income, see the Appendix. 12 (1) (2)

5.8% 8.8% 6.7% 10.2% 2.2% 4.5% 8.2% 11.5% 3.8% 6.9% 0% 4% 8% 12% Constant-Currency Growth FX Represents ~300 bps Drag on Reported Results 1) Constant currency, Adjusted EBITDA, Same-Capital Cash NOI and Core FFO are non-GAAP financial measures. For a description of these measures see the Appendix. 2) The lighter shaded sections represent the 2015 Core FFO and constant-currency Core FFO per share guidance ranges. The midpoints of 2015 Core FFO and 2015 constant currency Core FFO per share guidance ranges reflect 3.8% and 6.9% growth over 2014 results, respectively. (1)As Reported 13 Constant Currency 3Q15 / 3Q14 Revenue Growth 3Q15 / 3Q14 Adj. EBITDA Growth 3Q15 / 3Q14 Same-Capital Cash NOI Growth 3Q15 / 3Q14 Core FFO / sh Growth 2015 / 2014 Core FFO / sh Growth (2) (2)

Well-Staggered Maturity Schedule

No Bar Too Tall; Nominal Near-Term Maturities

Syndication Underway to Extend Global Unsecured Revolving Credit Facility and Term Loan to 2021



($ in billions)
Secured Mortgage Debt (1)
Unsecured Notes (3)
Unsecured Prudential Shelf Facility
Unsecured Term Loan (4)
Pro Rata Share of JV Debt (2)
Unsecured Global Facility (5)
$3.0
$2.0
$1.0
$-
$0.0
$0.2
$0.2
$0.1
Revolver capacity (6) $1.3
Revolver and term loan maturity extended to 2021 (7)
$1.0
$1.8
$0.8
$0.7
$1.1
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Debt Profile	
Weighted Average Debt Maturity in Yrs	6.4 Yrs
Weighted Average Coupon	3.8%
% Unsecured Debt	95%

Note: Assumes extension options are exercised.

1) Total excludes $475,000 of net loan premiums. Balances and exchange rates as of September 30, 2015.
2) Represents Digital Realty's pro rata share of four unconsolidated joint venture loans.
3) Pro forma for the $500 million Senior Notes due 2020 and $450 million Senior Notes due 2025 that closed on October 1, 2015.
4) Term loan balance was $938.3 million as of September 30, 2015.
5) Global Revolving Credit Facility balance was $689.0 million as of September 30, 2015. The unrestricted cash balance was $23.0 million as of September 30, 2015.
6) Reflects Global Revolving Credit Facility capacity of $2.0 billion less $689.0 million outstanding as of September 30, 2015.
7) We intend to renew our existing revolver and term loan to extend the revolver maturity to 2021 and the term loan to 2021 and 2023, subject to negotiation with the applicable lenders.

14

Q&A

Improved ROIC Achieved 10 bps sequential improvement in ROIC; 130 bps improvement since 4Q13  Closed Telx Closed acquisition of Telx, a leading provider of colocation, interconnection  Completed Financing Raised $714 million of common equity, $250 million of preferred equity and $950 million of bonds  Beat Consensus Beat 3Q15 consensus estimates by five cents  Raised Guidance Raised 2015 core FFO/sh guidance from $5.05-$5.15 to $5.12-$5.18  16 Recreate S&U on previous page in Column Graphs Consistent Execution on Strategic Vision Powerful Connection Shifts Focus to Future Growth Successful 3Q15 Initiatives

Appendix

Definitions of Non-GAAP Financial Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. FUNDS FROM OPERATIONS (FFO) We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. ADJUSTED FUNDS FROM OPERATIONS (AFFO) We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation, (v) non-cash stock-based compensation acceleration, (vi) loss from early extinguishment of debt, (vii) straight-line rents, net, (viii) above-and below-market rent amortization, (ix) change in fair value of contingent consideration, (x) gain on sale of investment, (xi) non-cash tax expense/(benefit), (xii) capitalized leasing compensation, (xiii) recurring capital expenditures and (xiv) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance CORE FUNDS FROM OPERATATIONS (Core FFO) We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) gain on sale of investment, (iii) significant transaction expenses, (iv) loss from early extinguishment of debt, (v) change in fair value of contingent consideration, (vi) equity in earnings adjustment for non-core items, (vii) severance accrual, equity acceleration, and legal expenses and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. CONSTANT CURRENCY CORE FUNDS FROM OPERATIONS: We calculate "constant currency" core funds from operations by adjusting the core funds from operations for foreign currency translations. NET OPERATING INCOME (NOI) AND CASH NOI NOI represents rental revenue and tenant reimbursement revenue less utilities, rental property operating expenses, repair and maintenance expenses, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. 18

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Nine Months Ended	
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net income (loss) available to common stockholders	$ 38,522	$ 109,314	$ 257,305	$ 185,010
Adjustments:				
Noncontrolling interests in operating partnership	747	2,272	5,150	3,838
Real estate related depreciation and amortization (1)	135,613	136,289	393,634	401,723
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	2,761	1,934	8,552	5,364
Impairment of investments in real estate	-	12,500	-	12,500
Gain on sale of properties	207	-	(94,282)	(15,945)
Gain on contribution of properties to unconsolidated joint ventures	-	(93,498)	-	(95,404)
FFO available to common stockholders and unitholders (2)	$ 177,850	$ 168,811	$ 570,359	$ 497,086
Basic FFO per share and unit	$ 1.28	$ 1.22	$ 4.12	$ 3.67
Diluted FFO per share and unit (2)	$ 1.28	$ 1.22	$ 4.10	$ 3.63
Weighted average common stock and units outstanding				
Basic	138,468	138,308	138,481	135,382
Diluted (2)	139,192	138,762	139,051	138,217
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	136,974	137,474	397,571	405,186
Non-real estate depreciation	(1,361)	(1,185)	(3,937)	(3,463)
	$ 135,613	$ 136,289	$ 393,634	$ 401,723

(2) For all periods presented, we have excluded the effect of dilutive series E, series F, series G, series H and series I preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G, series H and series I preferred stock, as applicable, which we consider highly improbable. In addition, the 5.50% exchangeable senior debentures due 2029 were exchangeable for 0 and 2,618 common shares on a weighted average basis for the three and nine months ended September 30, 2014, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

19

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 20 (3) Includes fees, proceeds and certain other adjustments that are not core to our business. (4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition. (5) Relates to severance charges related to the departure of company executives. (6) Includes reversal of accruals and certain other adjustments that are not core to our business. September 30, 2015 September 30, 2014 September 30, 2015 September 30, 2014 FFO available to common stockholders and unitholders 177,850$ 168,811$ 570,359$ 497,086$ Add: 5.50% exchangeable senior debentures interest expense - - - 4,725 FFO available to common stockholders and unitholders -- diluted 177,850$ 168,811$ 570,359$ 501,811$ Weighted average common stock and units outstanding 138,468 138,308 138,481 135,382 Add: Effect of dilutive securities (excluding 5.50% exchangeable senior debentures) 724 454 570 217 Add: Effect of dilutive 5.50% exchangeable senior debentures - - - 2,618 Weighted average common stock and units outstanding -- diluted 139,192 138,762 139,051 138,217 September 30, 2015 September 30, 2014 September 30, 2015 September 30, 2014 FFO available to common stockholders and unitholders -- diluted 177,850$ 168,811$ 570,359$ 501,811$ Termination fees and other non-core revenues (3) (580) (165) 680 (3,085) Significant transaction expenses 11,042 144 14,301 980 Loss from early extinguishment of debt - 195 148 780 Change in fair value of contingent consideration (4) (1,594) (1,465) (44,276) (4,102) Equity in earnings adjustment for non-core items - - - 843 Severance accrual and equity acceleration (5) (3,676) - (979) 12,690 Other non-core expense adjustments (6) 51 1,588 (8) 2,239 CFFO available to common stockholders and unitholders -- diluted 183,093$ 169,108$ 540,225$ 512,156$ Diluted CFFO per share and unit 1.32$ 1.22$ 3.89$ 3.71$ Three Months Ended Nine Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Nine Months Ended

Reconciliation of Non-GAAP Items
To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended	
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net income (loss) available to common stockholders	$ 38,522	$ 109,314	$ 257,305	$ 185,010
Interest	48,138	48,169	139,718	144,689
Loss from early extinguishment of debt	-	195	148	780
Taxes	1,754	1,178	6,044	4,037
Depreciation and amortization	136,974	137,474	397,571	405,186
Impairment of investments in real estate	-	12,500	-	12,500
EBITDA	225,388	308,830	800,786	752,202
Change in fair value of contingent consideration	(1,594)	(1,465)	(44,276)	(4,102)
Severance accrual and equity acceleration	(3,676)	-	(979)	12,690
Transactions	11,042	144	14,301	980
Gain on sale of properties	207	-	(94,282)	(15,945)
Gain on contribution of properties to unconsolidated joint ventures	-	(93,498)	-	(95,404)
Noncontrolling interests	864	2,392	5,492	4,190
Preferred stock dividends	18,456	18,455	55,367	49,010
Adjusted EBITDA	$ 250,687	$ 234,858	$ 736,409	$ 703,621

A reconciliation of the range of 2015 projected net income to projected FFO and core FFO follows:

	Low - High
Net income available to common stockholders per diluted share	$2.08 – 2.14
Add:	
Real estate depreciation and amortization and (gain)/loss on sale	$3.16
Projected FFO per diluted share (NAREIT-Defined)	**$5.24 – 5.30**
Adjustments for items that do not represent core expenses and revenue streams	($0.12)
Projected core FFO per diluted share	**$5.12 – $5.18**
Foreign currency translation adjustments	$0.15
Projected Constant – Currency Core FFO per diluted share	**$5.27 – $5.33**

21

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 22 September 30, 2015 September 30, 2014 September 30, 2015 September 30, 2014 Rental revenues 195,624$ 197,819$ 586,241$ 592,295$ Tenant reimbursements - Utilities 39,604 39,190 111,706 115,194 Tenant reimbursements - Other 16,806 17,791 50,497 51,288 Total Revenue 252,034 254,800 748,444 758,777 Utilities 41,622 40,960 115,811 120,069 Rental property operating 22,044 18,745 63,946 58,490 Repairs & maintenance 15,632 16,001 44,208 45,846 Property taxes 10,712 15,611 37,789 43,361 Insurance 1,434 1,453 4,328 4,366 Total Expenses 91,444 92,770 266,082 272,132 Net Operating Income 160,590$ 162,030$ 482,362$ 486,645$ Less: Stabilized straight-line rent 1,317$ 5,982$ 8,197$ 20,338$ Above and below market rent 3,182 3,385 9,860 10,697 Cash Net Operating Income 156,091$ 152,663$ 464,305$ 455,610$ Three Months Ended Nine Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

Forward-Looking Statements The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; the acquisition of Telx Holdings, Inc. and our expected benefits from the acquisition; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts, sales incentive program, mid-market and colocation initiatives; organizational initiatives; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the market effects of regulatory requirements; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized, projected and run-rate NOI; other forward-looking financial data; leasing expectations; Digital Realty Ecosystem, our connectivity initiative; Digital Open Internet Exchange; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed under the heading “Risks Related to the Proposed Telx Acquisition” in our Current Report on Form 8-K filed on July 14, 2015, in our annual report on Form 10-K for the year ended December 31, 2014, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. 23